Exhibit 10.49

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406.

AMENDMENT Nr.1

(to Collaboration and License Agreement)

This Amendment Nr.1 (the “Amendment”) is made as of the 30th day of April 2013 (the “Amendment Nr. 1 Effective Date”), by and between:

ASTRAZENECA AB, a company Incorporated in Sweden under no. 556011-7482 with offices at S-431 83, Mölndal, Sweden (“AstraZeneca”); and

REGULUS THERAPEUTICS INC., a Delaware Corporation (“Regulus”) having a place of business at 3545 John Hopkins Court, San Diego, California 92121-1121, U.S.A.

Recitals

(A)	WHEREAS, AstraZeneca and Regulus have entered into a Collaboration and License Agreement (the “Original Agreement”), which came into force on the 14th day of August, 2012.

(B)	WHEREAS, AstraZeneca has entered into an agreement with […***…] for the purposes of engaging in scientific research related to the study […***…]

(C)

WHEREAS, AstraZeneca has clinical samples from the […***…] studies […***…] on which it is entitled to generate results (“AstraZeneca Results”) in house at AstraZeneca, at any of its Affiliates or at a third party on behalf of AstraZeneca.

(D)	WHEREAS, AstraZeneca shall own all right, title and interest in and to all AstraZeneca Results from the […***…] agreement.

(E)

WHEREAS, AstraZeneca and Regulus desire to undertake miRNA analysis of the […***…] at Regulus for the benefit of the joint collaboration pursuant to the Research Plan attached hereto as Exhibit A. No further research shall be undertaken unless the Research Plan is amended in writing and signed by both parties.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.	Amended Terms and Conditions

1.1

Solely for the purposes of the miRNA analysis of the […***…], the […***…] generated and Program Inventions resulting therefrom will be considered AstraZeneca Program Inventions regardless of inventorship.

***Confidential Treatment Requested

1.2	AstraZeneca grants Regulus a perpetual, non-exclusive license to the […***…] and AstraZeneca Program inventions for its internal research and development purposes.

For the avoidance of doubt Regulus acknowledges and agrees that AstraZeneca shall be entitled to share the
[…***…] and its Principal Investigator to publish such results to the extent […***…] is entitled to do so under the
[…***…] agreement, subject to the review rights afforded to AstraZeneca under the […***…] agreement.

2.	Miscellaneous

2.1	Except as expressly set forth in above Section 1.1 to 1.4, all other terms and conditions of the Original Agreement shall remain unchanged in full force and effect.

2.2	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. Each party acknowledges that an original signature or a copy thereof transmitted by facsimile or by pdf shall constitute an original signature for purposes of this Amendment.

THIS AMENDMENT IS EXECUTED by the authorised representatives of the Parties as of the date first written above.

SIGNED for and on behalf of		SIGNED for and on behalf of

AstraZeneca AB (publ)		Regulus Therapeutics Inc.

By:

/s/ Marcus Schindler		/s/ Garry E. Menzel
Signature		Signature

Name:	Marcus Schindler	Name:	Garry E. Menzel, Ph.D.

	VP iScience CVMD		COO & EVP, Finance

Title:	Authorised Signatory	Title:	Authorised Signatory

***Confidential Treatment Requested

EXHIBIT A

RESEARCH PLAN

[…***…]

***Confidential Treatment Requested